UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 13, 2014

EQT Midstream Partners, LP
(Exact name of registrant as specified in its charter)

DELAWARE	1-35574	37-1661577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(412) 553-5700

(Former name or former address, if changed since last report)
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

Today, EQT Midstream Partners, LP (“EQT Midstream Partners”) issued a press release announcing its 2013 earnings.  A copy of EQT Midstream Partners’ press release is attached hereto and furnished as Exhibit 99.1 and is incorporated in this report by reference.

The information in this Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.           Financial Statements and Exhibits.

(d)  Exhibits

99.1  Press release dated February 13, 2014 issued by EQT Midstream Partners, LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT Midstream Partners, LP
(Registrant)

		By:	EQT Midstream Services, LLC, its General Partner

		By:	/s/ Philip P. Conti
Philip P. Conti
Senior Vice President and Chief Financial Officer

Date:	February 13, 2014

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release dated February 13, 2014 issued by EQT Midstream Partners, LP